CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Birch Financial, Inc. (the "Registrant") on Form 10-KSB for the year ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Nelson L. Colvin, Chief Executive Officer and President of the Registrant, and Keith L. Walton, Vice President, Secretary and Treasurer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Nelson L. Colvin
--------------------
Nelson L. Colvin
CEO and President
4/7/04


/s/ Keith L. Walton
-------------------
Keith L. Walton
Vice President, Secretary and Treasurer
4/08/04